UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 17, 2001
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.

              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

     Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Announces Executive Team Addition, CEO Succession Plan." The press release is attached as Exhibit A hereto and incorporated herein by reference.


Item 7.           Exhibits

    (c)           Exhibits

    Exhibit                         Description

       A                            Press release of the Company dated
                                    January 17, 2001



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    January 17, 2001                    By:   /s/  George D. Shadid
         ---------------------                      ---------------------
                                                    George D. Shadid
                                                    Executive Vice President and
                                                    Chief Financial Officer



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
EXHIBIT A

                                                           FOR IMMEDIATE RELEASE


Analyst Contact:  Carol DiRaimo,
                  (913) 967-4109
Media Contact:    Cathie Koch,
                  (913) 967-8974


                       Applebee's International Announces
                  Executive Team Addition, CEO Succession Plan

Overland Park, Kan., January 17, 2001 -- Applebee's International, Inc. (Nasdaq:APPB) today announced the addition of a new senior executive to oversee franchise operations and, as part of its succession plan, the commencement of a search for a chief operating officer.

David L. Goebel will join the company in February as senior vice president of franchise operations and will become a member of the company's senior executive team. Mr. Goebel will have responsibility for the company's domestic franchise operations, including nearly 1,000 franchise restaurants operating nationwide.

Mr. Goebel has nearly 30 years of business management experience, including 18 years in the restaurant industry, encompassing management and executive positions with a number of casual dining concepts. He was also a franchise principal with one of the early area developer groups of the Boston Market concept.

Mr. Goebel's business experience also includes positions as an operations executive and head of business development for Thorn America, operator of
Rent-a-Center. Most recently, Mr. Goebel was president of a management consulting company specializing in strategic planning and executive development and in that role has provided franchise consulting services to Applebee's International in the past.

Lloyd Hill, chairman and chief executive officer, said, "We are excited about the addition of Dave Goebel to the leadership team of Applebee's. Dave has a proven track record in restaurant operations and developing strong business relationships. His addition to our team will allow us to continue to build on our formidable franchise partnerships. Our franchisees have been key to the unparalleled growth and success of the Applebee's brand with franchise units representing over 75% of the system."

                                    - more -

January 17, 2001
Page 2


In addition, as part of the company's strategic succession planning process, a nationwide search has commenced to fill the new position of chief operating officer, who is expected to ultimately be the successor to Mr. Hill.

The management team reporting directly to Lloyd Hill will be comprised of Julia Stewart, president of Applebee's domestic division; George Shadid, chief financial officer; Steve Lumpkin, chief development officer; Lou Kaucic, chief people officer; Larry Cates, president of the international division; David Goebel, the new senior vice president of franchise operations; and the new chief operating officer position.

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,288 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


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